                                                                    EXHIBIT 10.2

                              DEED OF ASSIGNMENT

entered into between


LAMA MINERALS CC
Registration Number CK92/17258/23

("Lama")

represented by PAMELA ALWENE FORD in her capacity as a member of Lama and duly authorised thereto by a Resolution of the members of Lama passed at Johannesburg
                                                                    ------------
on 3rd August 1995
------------------

and

JACOB PIETER VAN WYK
Identity Number 500719 5079 08 2

("van Wyk")

and

A & P MINING (PROPRIETARY) LIMITED
Registration Number 83/05418/07
a private company in the process of changing its name to GLOBAL DIAMOND RESOURCES S A (PROPRIETARY) LIMITED

("Global")

represented by Petrus Johannes De Jager and Andries Pieter Janzen
               --------------------------------------------------------
in his capacity as a Director of Global and duly authorised thereto by a Resolution of the Board of Directors of Global passed at Johannesburg
                                                         ------------
on 3rd August, 1995
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                                                                          PAGE 2

IN TERMS OF WHICH THE PARTIES AGREE AS FOLLOWS:

1.      INTRODUCTION

        The parties record the following:

1.1 On 4 November 1988 and at Kimberley, van Wyk concluded a written agreement with Pamela Paton ("the Owner") in terms of which van Wyk was appointed as the Owner's contractor to prospect and dig for precious stones in alluvial on the following immovable property ("the farm"):

                     Certain        remaining extent of the farm no 293
                     Situate        in the division of Barkly West, Province of
                                    the Northern Cape
                     Measuring      2285,8912 (Two Thousand Two Hundred and
                                    Eighty Five Comma Eight Nine One Two)
                                    hectares
                     Held           by the Owner under Deed of Transfer No
                                    T843/1989

1.2 In terms of an addendum to the abovementioned agreement concluded during June 1989, the commencement date of van Wyk's contract period was fixed at 1 February 1989 and, for the sake of convenience, the abovementioned agreement and this addendum are together hereafter called "the first agreement".

1.3 In terms of a further agreement concluded between the Owner, van Wyk and Lama at Kimberley on 9 December 1992 ("the second addendum") the relevant parties agreed:

1.3.1 to amend certain material terms and conditions of the first agreement; and

1.3.2 to assign all the rights and obligations of the Owner under the first agreement to Lama.

1.4 On 11 April 1995 and at Kimberley Lama concluded a Notarial Mineral Lease with the Government of the Republic of South Africa in terms of which the State's rights to precious stones (being diamonds, emeralds, rubies and sapphires) in the farm were leased to Lama on certain terms and conditions ("the Precious Stones Lease").

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                                                                          Page 3

1.5 A true copy of the Precious Stones Lease is attached to this agreement marked DA1.

1.6 Unless the context clearly indicates the contrary intention, words and phrases to which special meanings were assigned in the first agreement and the second addendum shall bear the same meanings when used in this agreement.

1.7 Van Wyk wishes to assign his rights and obligations under the first agreement and the second addendum to Global and this agreement records the terms and conditions upon which Lama is prepared to agree such assignment.



2.   Assignment

     Subject to the further terms and conditions of this agreement, van Wyk and Global and Lama hereby agree that all van Wyk's rights and obligations under the first agreement and the second addendum are hereby assigned and transferred to Global.



3.   Effective date of assignment

     Notwithstanding the date of signature of this agreement by the parties, the assignment of van Wyk's rights and obligations to Global shall for all purposes be deemed to have been effected on 1 May 1995 ("the effective date").



4.   Warranties in favour of Global

     Lama and van Wyk warrant to Global that:

4.1 The first agreement and second addendum are of full force and effect as at the date of signature of this agreement.

4.2 Van Wyk has fully compiled with all van Wyk's obligations under the first agreement and the second addendum up to and including 30 April 1995.

4.3 Lama has fully complied with all Lama's obligations under the first agreement and the second addendum.















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                                                                          Page 4

4.4          Lama is the holder of the Precious Stones Lease.

4.5 Lama is also the holder of a temporary authorisation to mine for precious stones on the property, a true copy of which is attached to this agreement marked DA2.

5.     FINAL SETTLEMENT BETWEEN LAMA AND VAN WYK

       In signing this agreement Lama and van Wyk acknowledge in favour of each other that all contractual bonds between them shall be terminated in every respect on the date upon which this agreement is concluded and that neither Lama nor van Wyk shall hereafter have any claims of whatsoever nature against each other arising out of the first agreement, the second addendum or this agreement.

6.     THE OPERATIONS

6.1 Lama acknowledges having been advised that Global, pursuant to the assignment of van Wyk's rights and obligations under the first agreement and the second addendum, wishes to conduct prospecting operations only during the remainder of the contract period (which, if not terminated earlier, shall expire on 31 December 1995) with the view to enabling Global to assess whether or not to exercise the option to acquire the Precious Stones Lease as more fully dealt with in clause 9 below.

6.2 Lama accordingly acknowledges that full-scale digging operations will not take place during the remainder of the contract period and Lama hereby waives the required minimum working rate referred to in clauses 4.2 and 4.3 of the first agreement.

6.3 Global indemnifies Lama against and undertakes to compensate Lama for all claims of whatsoever nature which might be brought against Lama by any person as a result of any act or omission on the part of Global or any of Global's employees, subcontractors, consultants, representatives or invitees.

6.4 Global warrants that Global shall not under any circumstances do or omit to do anything which might prejudice Lama's relationship with the State under the Precious Stones Lease.




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                                                                          Page 5


7.      MONTHLY PAYMENTS TO LAMA

        With reference to clause 8 of the first agreement, clause 6 of the second addendum and to the provisions of clause 4 of the Precious Stones Lease (which require a five percent royalty on the gross proceeds of all precious stones recovered from the farm to be paid to the State), Lama and Global agree that the following financial arrangements shall apply until the contract period terminates.

7.1 Global shall pay to Lama monthly in advance on or before the first day of each calendar month during the balance of the contract period a sum of R5 000,00 (Five Thousand Rands), exclusive of Value Added Tax, per month.

7.2 The payments owing in respect of May and June 1995 shall be effected immediately after this agreement is concluded.

7.3 The procedures relating to the handling and sale of precious stones as recorded in clause 7 of the first agreement shall continue to apply to all precious stones recovered from the property by Global, subject to the following:

7.3.1 Van Wyk shall continue to remain the authorised representative of Lama in terms of Section 54(2) of the Diamonds Act 1986 during the remainder of the contract period;

7.3.2 Provided that van Wyk shall give Lama and Global at lease 7 (Seven) clear days prior notice of the intended sale of any parcel of precious stones and that Lama and Global shall be entitled to nominate representatives to be present at the sale of any parcel of precious stones, van Wyk shall conduct all sales of precious stones to the best advantage of Lama and Global; and

7.3.3 Van Wyk's costs incurred in connection with the sales of precious stones shall be borne by Global.

7.4 The gross selling price of all precious stones recovered by Global from the property during the remaining portion of the contract period shall be dealt with as follows:

7.4.1 an amount equivalent to 5% (Five per centum) of the gross selling price of the sale of such precious stones shall be paid to the State in accordance with

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                                                                          Page 6

              the provisions of clause 4 of the Precious Stones Lease, one-half of which amount shall be deducted from the amount to be paid to Lama in terms of clause 7.4.2 and one-half of which shall be deducted from the amount to be retained by Global in terms of clause 7.4.3 below;

7.4.2 to the extent to which the following amount exceeds R5 000,00, there shall be paid to Lama an amount equivalent to the total of the following percentages of the gross selling price of all precious stones recovered from the property by Global during each calender month of the contract period, namely:

              - 10% (Ten per centum), where such gross selling price amounts to R100 000,00 (One Hundred Thousand Rands) or less, exclusive of VAT plus

              - 12.5% (Twelve comma Five per centum) of that portion of the gross selling price which exceeds R100 000,00 (One Hundred Thousand Rands) but does not exceed R150 000,00 (One Hundred and Fifty Thousand Rands)

                   plus

              - 15% (Fifteen per centum) of that portion of the gross selling price which exceeds R150 000,00 (One Hundred and Fifty Thousand Rands).

7.4.3 After effecting the abovementioned payments, the balance of the gross selling price of the precious stones sold shall be retained by Global as remuneration for Global's services as contractor.

7.5 It is the intention of the parties that the monthly amount of R5 000,00 (Five Thousand Rands) to be paid by Global to Lama shall be regarded as a minimum monthly consideration and that this amount shall be set-off against the monthly amounts to be paid to the Owner in terms of clause 7.4.2.

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                                                                          Page 7

8.   Security Deposit

     In order to guarantee that Global shall fully and punctually comply with all Global's obligations under the first agreement, the second addendum, this agreement and the Precious Stones Lease, including in particular all Global's obligations regarding the proper environmental management and rehabilitation of surface disturbances on the farm, the following provisions shall apply during the remainder of the contract period and, if the option referred to in clause 9 is exercised, until mining operations on the farm by Global or any third party have finally ceased:

8.1 Before any bulk sampling or mining activities on the farm are commenced, Global shall pay into the trust account of Lama's attorneys a sum of R50 000,00 (Fifty Thousand Rands), which amount together with all interest accrued on the capital is hereafter called "the security deposit" and which amount shall be retained in trust by Lama's attorneys until Global shall have duly fulfilled all its abovementioned obligations pursuant to whichever of the following dates first occurs, namely:

8.1.1 Termination of the contract period without exercise of the option referred to in clause 9; or

8.1.2 If the option referred to in clause 9 is exercised, the date upon which Lama again becomes the holder of the Precious Stones Lease (as may happen under the circumstances contemplated in clause 13) or the date upon which the Precious Stones Lease is finally cancelled, as the case may be.

8.2 This agreement shall serve as the mandate of the parties to Lama's attorneys to deal with the security deposit and interest earned on the investment thereof as follows:

8.2.1 The capital shall be invested in accordance with Section 78(2A) of the Attorneys Act No 53 of 1979 with a registered bank or other financial institution in such interest bearing account as may be communicated in writing to the attorneys by Global or, failing such written instruction, in such account and with such institution as may from time to time be determined by the attorneys;
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                                                                         Page 8

8.2.2 All interest and on the investment of the capital shall accrue to Global but shall not be paid out to Global but shall from time to time be re-invested with the capital until Global has fulfilled all its obligations in respect of which the capital and interest are held as security;

8.2.3 In the event of Global failing to perform its obligations, the capital and interest shall continue to be held in trust until the damages suffered by Lama and by the surface owner of the farm have been finally established, after which the money is held in trust will be set-off against such damages and the balance of the capital and interest (if any) shall be paid to Global; and

8.2.4 Upon receipt by Lama's attorneys of Lama's written notification that Global has fulfilled all its obligations in respect of which the security deposit is held (which notification shall not unreasonably be withheld by Lama), Lama's attorneys shall pay the capital and all interest accrued to Global.

8.3 The fact that the security deposit is applied to set-off damages suffered by Lama or the surface owner of the farm shall under no circumstances relieve Global from any of Global's contractual or statutory obligations and, if the security deposit is insufficient to cover such damages and the costs of recovering same, the full balance of the costs and damages shall be paid by Global on demand.

9.   OPTION ON PRECIOUS STONES LEASE

     Subject always to the prior written consent of the Minister of Mineral and Energy Affairs ("the Minister") to such assignment, Lama and Global hereby agree that Global shall have the sole and exclusive option during the remainder of the contract period to require Lama to assign to Global, against payment of the sum of R1 140 000,00 (One Million One Hundred and Forty Thousand Rands) exclusive of Value Added Tax, all Lama's rights and obligations under the Precious Stones Lease, which option shall be exercised by written notice given by Global to Lama prior to termination of the contract period.

     If such option is timeously exercised by Global, the following provisions shall apply:



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                                                                        PAGE 9

9.1 The parties shall immediately take all such steps and sign all such documents as may be required to secure the consent of the Minister to the assignment of all Lama's rights and obligations under the Precious Stones Lease to Global.

9.2 All such steps as may be necessary to obtain the Minister's consent to the cession of the Precious Stones Lease and to procure execution of the Notarial Deed of Cession of the Precious Stones Lease in favour of Global if such consent is forthcoming, shall be attended to by Lama's attorneys and all the reasonable and proper professional charges of Lama's attorneys shall be borne by Global.

9.3 If the Minister refuses to grant his written consent to the assignment of the Precious Stones Lease to Global, then the rights and obligations of the parties under this clause 9 shall lapse in every respect on the date upon which the fact of such refusal is communicated to Lama in writing by the Minister or his delegate.

9.4 If this Minister grants his written consent to the assignment of the Precious Stones Lease to Global, then Lama and Global shall punctually and strictly comply with the remaining provisions of this clause 9.

9.5 The parties record that assignment of the rights and obligations of Lama under the Precious Stones Lease shall be by way of a Notarial Deed of Cession of the Precious Stones Lease and, for the sake of convenience, the cession, assignment and transfer to Global of Lama's rights and obligations under the Precious Stones Lease is hereafter referred to as "cession" of the Precious Stones Lease.

9.6 If required to do so by Global, Lama shall furnish to Global the nomination referred to in clause 9.3 of the Precious Stones Lease in order to enable Global to lodge an application for a mining authorisation in respect of the farm with the Department of Mineral and Energy Affairs.

9.7 Notwithstanding the provisions of clause 9.6, Global shall under no circumstances carry out any prospecting, digging or mining operations on the farm after the date of expiry of the contract period until the written consent of the Minister to the cession of the Precious Stones Lease to Global has been lodged with Lama's attorneys and until the sum or R1 140 000,00 (One Million One Hundred and Forty Thousand Rands) has been paid by Global into the trust account of Lama's attorneys in accordance with the provisions of clause 9.8.

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                                                                         Page 10

9.8 In the event of the option being exercised and in the event of the Minister granting his written consent to the cession of the Precious Stones Lease to Global, Global shall within 30 (Thirty) days of having been requested to do so in writing by Lama's attorneys:

9.8.1 deposit the sum of R1 140 000,00 (One Million One Hundred and Forty Thousand Rands) into the trust account of Lama's attorneys (being Duncan & Rothman, Third Floor, Permanent Building, Jones Street, Kimberly) to be held under the provisions of Section 78(2A) of Act 56 of 1979 and to be dealt with in accordance with the further provisions of this clause 9; and

9.8.2 pay to Lama's attorneys a deposit in respect of all such costs and charges as may be attendant upon procuring the consent of the Minister to the cession of the Precious Stones Lease from Lama to Global and for attending on the cession of the Precious Stones Lease to and in favour of Global (in the event of the Minister granting his written consent referred to above).

9.9 For the sake of convenience the sum of R1 140 000,00 (One Million One Hundred and Forty Thousand Rands) referred to above is hereafter called "the initial consideration".

9.10 The parties shall when requested to do so take all such steps and sign all such documents as may be required to execute a Notarial Deed of cession in order to transfer Lama's rights and obligations under the Precious Stones Lease to Global so soon as may reasonably be possible after payment of the initial consideration into the trust account of Lama's attorneys.

9.11 It is specifically agreed that the relevant provisions of clauses 9, 10, 11, 12, 13, 15 and 16 shall be incorporated in such Notarial Deed of Cession.

9.12 This agreement shall serve as the mandate of the parties to Duncan & Rothman to deal with the initial consideration and interest earned on the investment thereof as follows:

9.12.1           The capital shall be invested with a registered
                 Bank or other financial institution in such interest
                 bearing call account as may be determined by the
                 mutual written instruction of Lama and Global to
                 the attorneys or, failing
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                                                                         Page 11


          such mutual written instruction, in such account and with such institution as may be determined by the attorneys.

9.12.2 All interest arising from such investment shall accrue to Lama and shall be paid to Lama in lieu of any further consideration which might still be payable by Global to Lama as from the date upon which the initial consideration is paid in trust to Duncan & Rothman.

9.12.3 Immediately after execution of the Notarial Deed in terms of which Lama's rights and obligations under the Precious Stones Lease are transferred to Global, Duncan & Rothman shall pay the capital amount of the initial consideration and all interest earned on the investment of the initial consideration to Lama.

9.13 All the risk and benefits of the Precious Stones Lease shall pass to Global on the date upon which the Notarial Deed of Cession of the Precious Stones Lease is executed.

9.14 Global acknowledges that no representations or warranties of any kind as to the mineralisation of the property or the precious stones potential of the property or with regard to any other matter which may in any way have affected Global's decision to enter into this agreement have been made or given by or on behalf of Lama.


10.  Additional consideration if kimberlite mined

     If cession of the Precious Stones Lease in favour of Global is effected, the following provisions shall apply:

10.1 The parties record that the Precious Stones Lease covers precious stones found in alluvial as well as precious stones found in kimberlite pipes and fissures, whereas it is the intention of the parties that Global shall, in return for payment of the sum of R1 140 000,00 (One Million One Hundred and Forty Thousand Rands) to Lama, secure only the right to exploit precious stones in alluvial.

10.2 For the sake of practical convenience, the parties agree that Lama's rights and obligations under the Precious Stones Lease shall be transferred in their entirety


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                                                                         Page 12

          to Global against payment of initial consideration but that Global shall under no circumstances mine any kimberlite pipes or fissures on the farm before paying to Lama the additional consideration referred to in this clause 10.

10.3 Global accordingly hereby irrevocably undertakes that Global shall under no circumstances before the date upon which Global effects payment to Lama of the additional consideration referred to below mine any kimberlite pipes or fissures on the farm.

10.4 For the purposes of this clause 10, the expression "mine" when used as a verb shall not include prospecting or the bulk sampling during the course of prospecting of any kimberlite pipes or fissures on the farm.

10.5 If any dispute arises between Global and Lama as to whether or not Global is in fact mining any kimberlite pipes or fissures (as opposed to prospecting or bulk sampling these formations), then such dispute shall be referred for determination to arbitration under the then prevailing arbitration laws of South Africa.

10.6 If Global wishes to mine any kimberlite pipes or fissures, Global shall first pay to Lama a sum of R8 000 000,00 (Eight Million Rands) exclusive of VAT, which amount shall escalate as from the first anniversary of the date of execution of the Notarial Deed of Cession of the Precious Stones Lease in favour of Global by an amount to be calculated at a percentage equivalent to the percentage increase in the CPI figure (as defined in clause 10.7) measured from the month during which the first anniversary of the payment of the initial consideration to Lama occurred until and including the fourth calendar month preceding the date upon which the additional consideration is paid to Lama.

10.7 The expression "the CPI figure" in clause 10.6 shall mean the figure representing the weighted average (for all items) of the Urban Areas index for the Principal Urban Areas as reflected in the official Consumer Price Index published for the relevant month by the Government's Central Statistical Service, or, in the event of such official Consumer Price Index being discontinued at any time, the weighted average of such other similar statistical index published from time to time by the Government (or other recognised body processing statistical information) and which may be of assistance in indicating changes in the purchasing power of South African Currency.
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                                                                        Page 13

10.8 If Global wishes at any time to mine any kimberlite pipes or fissures on the farm, Global shall give written notice to Lama of Global's intentions in this regard.

10.9 If Global should proceed to mine any kimberlite pipes or fissures on the farm without first paying the additional consideration to Lama, Lama shall acquire the right (subject always to the consent of the Minister) to require Global immediately to transfer to Lama all Global's rights and obligations under the Precious Stones Lease in consideration for the payment by Lama to Global of the sum of R100,00 (One Hundred Rands).

10.10 The parties shall so soon as may reasonably be possible after delivery of such notice, meet with the view to determining the precise amount of the additional consideration to be paid to Lama and the parties shall, having determined such amount by mutual agreement, sign a document reflecting their concurrence on the amount of the additional consideration.

10.11 In the event of any dispute between the parties as to the precise calculation of the amount of the additional consideration, such dispute shall be referred for determination to Deloitte & Touche, Chartered Accountants of Kimberley, whose determination of the amount of the additional consideration shall be final and binding on the parties.

10.12 The additional consideration shall be paid to Lama within 14 (Fourteen) days following the date upon which the precise amount thereof has been determined by mutual agreement or, as the case may be, the date upon which written determination of the amount of the additional consideration made by Deloitte & Touche is communicated to Global.

10.13 In the event of Global wishing to mine kimberlite pipes or fissures on the farm, Global shall be entitled after having effected payment of the additional consideration to Lama, to require Lama to execute a further Notarial Deed between the parties in terms of which is recorded that Global has effected payment of the additional consideration and in terms of which Lama agrees that no further amounts shall be payable by Global to Lama in respect of transfer of the Precious Stones Lease from Lama to Global.


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                                                                         Page 14

11.  Compensation to Surface Owner

     During the remainder of the contract period and, if the option referred to in clause 9 is exercised, during the period that any party other than Lama holds the Precious Stones Lease, Global undertakes that there will be strict compliance with all the terms and conditions of the Precious Stones Lease and that, in the event of any cultivated lands on the farm being disturbed during the course of any bulk sampling or mining operations, the surface owner of the farm shall be compensated for loss of profit through deprivation of use of the relevant portion of the cultivated lands in accordance with the following provisions:

11.1 Global will meet with the surface owner with a view to determining by agreement an amount representing fair compensation for loss of profit over the period in question taking into account average returns for various crops during the period concerned (so that neither the crop with the highest healed nor the crop with the lowest healed is used as a benchmark); and

11.2 In the event of the parties failing agreement on the amount of compensation, and in the absence of any agreed method for resolving their dispute in any other way, the dispute between the surface owner and Global shall be referred for determination to arbitration under the then prevailing Arbitration Laws of South Africa.

12.  Security

     As security for the due and proper performance by Global of its obligations under clause 10, but subject always to the requisite consent of the Minister, Global shall pass a mortgage bond in favour of Lama over the Precious Stones Lease, which mortgage bond shall be framed in such terms as may be determined by Lama (subject to the condition that no additional obligations not specifically referred to in this agreement or naturally flowing from a mortgage of the Precious Stones Lease shall be incorporated in such mortgage bond).

13.  Pre-emptive rights

13.1 With effect from the date upon which Lama's rights and obligations under the Precious Stones Lease are assigned to Global, Global hereby grants to Lama an exclusive right of pre-emption in respect of the Precious Stones Lease, in terms of which Global undertakes that it shall not cede or transfer or otherwise alienate any of Global's rights or obligations under the Precious Stones Lease without first offering to cede or assign or alienate such rights or obligations to Lama strictly in accordance with the following provisions:

13.1.1 Global shall submit to Lama a written offer setting out the consideration and conditions upon which Global is prepared to assign the Precious Stones Lease to Lama (subject always to the written consent of the Minister to such assignment).

13.1.2 The offer shall reflect the entire consideration as being a sum of money payable in South African Currency and shall be duly signed on behalf of Global.

13.1.3 The offer shall remain open for acceptance by Lama for a period of 60 (Sixty) days following the date upon which such offer is received by Lama.

13.1.4 If the offer to Lama is made pursuant to receipt by Global of a similar offer from any bona fide third party which Global intends accepting if Lama does not exercise its rights of pre-emption, then the offer shall be accompanied by a true copy of the written offer made to Global by such bona fide third party.

13.1.5 If Lama wishes to accept Global's offer, Lama shall do so by signing Global's written offer and returning same to Global at Global's domicilium citandi et executandi referred to in clause 17.

13.1.6 Any attempt by Lama to amend the terms of the offer or to qualify the terms of the offer or to accept the offer in part only shall be deemed to be a rejection of Global's offer.

13.1.7 If Lama does not accept Global's offer within the period of 60 (Sixty) days referred to above, then Global shall be entitled within a further period of 30 (Thirty) days following expiry of the period of 60 (Sixty) days referred to above to assign the Precious Stones Lease to any third party on precisely the same terms and conditions and at precisely the same consideration as were reflected in Global's offer to Lama.


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                                                                         PAGE 16

13.1.8 If Global does not conclude a valid written agreement with a third party for the cession of the Precious Stones Lease before expiry of the period of 30 (Thirty) days referred to above, or if such agreement is concluded but subsequently materially amended or cancelled, then the pre-emptive rights of Lama shall again revive and Global shall once again be obliged to offer cession of the Precious Stones Lease to Lama in accordance of the provisions of this clause 13 before the Precious Stones Lease is assigned to any third party.

13.2 If Global or any other assignee of the Precious Stones Lease should at any time give consideration to the termination of the Precious Stones Lease because it is of the opinion that precious stones in payable quantities cannot be found on the farm (or for any other reason), Global undertakes that it shall not under any circumstances proceed to terminate or abandon the Precious Stones Lease before it has offered to assign the Precious Stones Lease to Lama in consideration for the payment by Lama to Global of the sum of R100,00 (One Hundred Rands) payable in cash on the date of conclusion of the relevant Notarial Deed of Cession in terms of which the Precious Stones Lease is assigned to Lama.

13.3 Global warrants that, should the Precious Stones Lease be assigned to any third party after Lama has declined or failed to exercise the pre-emptive rights referred to in this clause 13, the assignment of the Precious Stones Lease shall be rendered subject to the provisions of this clause 13 and the provisions of clauses 9, 10, 11, 12, 15 and 16 of this agreement.

14.       Cession and Assignment by Lama

          Lama shall be entitled at any time on written notice to Global to cede and assign to any third party all Lama's rights and obligations under this agreement, which cession and assignment shall become effective against delivery to Global of such written notice which shall incorporate the name, physical address and postal address of the assignee.

15.       Acknowledgement

          Global acknowledges that Global shall be solely liable for the consequences of the exercise or non-exercise of the rights acquired by Global under this agreement and for all the activities to be carried out by Global pursuant to this agreement, which liability shall include, but shall not be limited to:

15.1      contractual, delictual and statutory liability and claims; and

15.2 all liability arising from the observance or non-observance (as the case may be) of all statutory and non-statutory requirements and conditions which might govern any activity of Global on the farm.

16.   Breach of contract

      In the event of Global committing any breach of the provisions of this agreement and persisting in such breach for more than 14 (Fourteen) days following delivery of a notice requiring Global properly to perform Global's obligations, Lama shall be entitled to cancel this agreement and, in the event of the Notarial Mineral Lease having been transferred to Global, Lama shall be entitled (subject to obtaining the requisite Ministerial consent) to have the Precious Stones Lease re-transferred to Lama and Global shall, pursuant to such cancellation, take all such steps and sign all such documents as may be required in order to secure execution and registration of the relevant Notarial Deed of Cession of the Precious Stones Lease to and in favour of Lama.

17.   Domicilia and notices

17.1 The provisions of clause 25 of the first agreement and clause 11 of the second addendum are hereby cancelled.

17.2 The parties hereby appoint the following addresses as their respective domicilia citandi et executandi for all purposes arising from the contract reflected in the first agreement as amended by the second addendum and, more particularly, by this agreement:

17.2.1             Lama:           The Offices of Duncan & Rothman
                                   Third Floor
                                   Permanent Building
                                   Jones Street
                                   Kimberly 8301

                    Van Wyk:       1 Scholtz Street
                                   Delportshoop 8377

                    Global:        1 Scholtz Street
                                   Delportshoop 8377

17.3 All notices and process of any kind given by a party under this agreement to any other party shall be deemed to have been received by the addressee on the date upon which such notice of process is delivered at the domicilium citandi et executandi of the addressee as reflected in clause 17.2.

17.4 The domicilium of Lama or Global may be changed by them to any other physical address within the Republic of South Africa provided that not less than 21 (Twenty One) days prior written notice of such change is given by Lama to Global or vice versa.



18.      Ratification

18.1 To the extent to which the terms and provisions of the first agreement and the second addendum are not modified by the provisions of this agreement, Lama and Global ratify the terms and conditions of such prior agreements.

18.2 It is agreed however that, in the event of any conflict between the provisions of this agreement and any of the provisions of the first agreement or the second addendum, the provisions of this agreement, both express and implied, shall prevail.



19.      Miscellaneous


19.1 This document records the entire agreement between the parties and replaces all prior understandings or arrangements or agreements between them relating to the matters dealt with in this agreement.

19.2 No further agreement purporting to amend or cancel this agreement or any of its terms and no waiver by a party of any rights under this agreement shall be valid unless reduced to writing and signed by both parties.

19.3 No indulgence, concession or extension of time may be granted or allowed by a party in a manner which does not constitute a formal amendment to this agreement shall be capable of prejudicing the rights of such party under this agreement.

19.4 The parties acknowledge in favour of each other than no warranties or representations material to be provisions of this agreement which are not expressly recorded in this document have been made or given by or on behalf of any of the parties.

19.5 Clause headings are inserted for the sake of convenience only and shall be ignored in the interpretation of this agreement.

20.    Costs

       All terms and charges incurred by Lama in connections with negotiation and finalisation of the terms of this agreement shall be borne by Global.

THUS DONE and SIGNED by Lama Minerals CC at Johannesburg on 3rd August 1995

AS WITNESSES:
                                       for LAMA MINERALS CC
1. ^^^^^^^^^^^^^^^^^^^^

2. ^^^^^^^^^^^^^^^^^^^^                /s/ P A Ford
                                       --------------------------------
                                       P A FORD - MEMBER

THUS DONE and SIGNED by van Wyk at JOHANNESBURG

on 3rd August 1995

AS WITNESSES:

1.  /s/ illegible signature^^

2.  /s/ illegible signature^^                    /s/ J. P. Van Wyk
                                                  --------------------------
                                                  J P VAN WYK

THUS DONE and SIGNED by A & P Mining (Proprietary) Limited at JOHANNESBURG

on 3rd August 1995

AS WITNESSES:
                                                  for A & P MINING (PROPRIETARY)
                                                      LIMITED
1.  /s/ illegible signature^^

2.                                                /s/ illegible signature^^
                                                  ---------------------------
                                                  DIRECTOR

                            NOTARIAL MINERAL LEASE

                                    between

                         THE REPUBLIC OF SOUTH AFRICA

                                      and

                               LAMA MINERALS CC

                                 in respect of

                     Remaining extent of the Farm No 293
                            Division of Barkly West

                                                                PROTOCOL NO. 236

                            NOTARIAL MINERAL LEASE
                         of Rights to Precious Stones

       BE IT HEREBY MADE KNOWN

       that on this Eleventh day of April in the year one thousand nine hundred and ninety five before me

                            IZAK CORNELIUS POTGIETER

       Notary, by lawful authority duly sworn and admitted and residing and practising at Kimberley in the Northern Cape Province, Republic of South Africa, and in the presence of the undersigned witnesses,

                                                                          Page 2
personally came and appeared DONALD HENRY KLOPPER in his capacity as the Regional Director of the Northern Cape Region of the Department of Mineral and Energy Affairs of the Republic of South Africa, he being duly authorised thereto by

                         THE REPUBLIC OF SOUTH AFRICA

   (hereafter together with its successors in title and assigns called "the State")

under a Special Power of Attorney granted to him by ROELOF FREDERIK BOTHA in his capacity as Minister of Minerals and Energy Affairs of the Republic of South Africa (hereafter together with his successors in office and assigns called "the Minister")

and also personally came and appeared PAMELA ALWENE FORD and ANNE MARY DAUBERMANN in their capacities as a members of

                               LAMA MINERALS CC
                         Registration No CK92117258/23

   (hereafter together with its successors in title and assigns called "the
    Lessee")

they being duly authorised thereto by a resolution of the members of the Lessee,

which Special Power of Attorney and a certified extract from the minutes of the meeting of the members of the Lessee evidencing the above mentioned resolution have this day been examined by me the Notary and now remain filed in protocol,

                                                                          Page 3
AND THE APPEASERS DECLARED THAT

WHEREAS the Lessee is the holder of a Prospecting and Digging Agreement No P&D XLIV concluded under the provisions of Section 20 of the now repealed Precious Stones Act 1964 in respect of the lease area referred to below ("P&D "),

AND WHEREAS    the P&D was originally registered in the office of the Mining
               Commissioner for the mining district of Barkly West on 26
               November 1978,

AND WHEREAS    the P&D was subsequently ceded to the Lessee with effect from 1
               January 1993 in terms of a Notarial Deed of Cession, a true copy of which has been filed for record purposes in the office of the Regional Director: Northern Cape Region of the Department of
               Mineral and Energy Affairs.

AND WHEREAS    the Lessee was in terms of the P&D entitled to exploit precious stones within the entire area comprising the following immovable property (in this agreement called "the lease area") and more fully described as:

     CERTAIN     remaining extent of the Farm No 293
     SITUATE     in the division of Barkly West, Province of the Northern
     MEASURING   Cape 2 285,8912 (Two Thousand Two Hundred and Eighty Five Comma
                 Eight Nine One Two) hectares

     HELD        by Pamela Paton under Deed of Transfer No T843/1989

AND WHEREAS    the rights to all precious stones, gold or silver found on or under the lease area vest in the State by virtue of a reservation recorded in the original Deed of Grant (Barkly West Quitrents, Volume 2, Folio 32) registered in respect of the lease area,

AND WHEREAS    the Lessee wishes to lease the State's right to precious stones in the lease area in accordance with the provisions of this agreement,

AND WHEREAS    a Certificate of Rights to Minerals is to be registered over the lease area in favour of the State,

NOW THEREFORE THE PARTIES HEREBY AGREE WITH EACH OTHER AS FOLLOWS:

1.   LEASE OF RIGHTS TO PRECIOUS STONES

1.1 The Minister hereby leases to the Lessee which hereby hires all the State's rights to precious stones within the lease area.

1.2 For the purposes of this agreement "precious stones" shall mean diamonds, emeralds, rubies and sapphires.

1.3 The rights granted to the Lessee in terms of this agreement include all such rights which are reasonably necessary or ancillary to the exploitation of precious stones within the lease area.

2.   STATUTORY CONSENTS

     In order to enable the Lessee to exercise the Lessee's rights under this agreement, the Minister hereby grants to the Lessee:

2.1 The consent referred to in Section 6(3) of the Minerals Act No 50 of 1991 ("the Act") to prospect the lease area for precious stones on the Lessee's own account; and

2.2 The consent referred to in Section 9(2) of the Act to mine the lease area for precious stones on Lessee's own account and to dispose thereof.

                                                                          Page 5
3.   DURATION

3.1 Unless terminated at an earlier date by the Minister or by the Lessee in terms of the further provisions of this agreement, the lease of the State's rights to precious stones within the lease area shall endure until all such precious stones which may be found within the lease area and which may be profitably won from the lease area have been exhausted ("the lease period").

3.2 The Lessee shall be entitled at any time to terminate the lease period after having given the Minister not less than 30 (Thirty) days prior written notice of such termination.

3.3 Unilateral termination of the lease period by the Lessee shall not relieve the Lessee of any unfulfilled obligations towards the State.

3.4 Notwithstanding any of the other provisions of this agreement, the lease period shall continue despite the fact that the Lessee may from time to time be temporarily prevented from conducting prospecting or mining operations within the lease area as a result of market forces, force majeure, floods, interruptions in the supply of power, water or other resources or assets, by labour or other unrest or as a result of any other circumstances.

4.   CONSIDERATION

4.1 As consideration for the rights granted to the Lessee under this agreement, the Lessee shall pay to the State a royalty equivalent to 5% (Five percent) of the gross proceeds of all precious stones recovered from the lease area during the lease period.

4.2 The Lessee shall sell all precious stones recovered from the lease area within 21 (Twenty One) days following the end of each calendar month during the lease period and shall pay such royalty to the State at the office of the Regional Director of the Northern Cape Region of the Department of Mineral and Energy Affairs ("the Regional Director") at Kimberley (or at such other place in Kimberley as the State may from time to time in writing determine).

4.3 Each royalty payment shall be accompanied by an affidavit confirming the number and weight in carats of precious stones recovered during the calendar month concerned as well as the price at which such precious stones were sold.

4.4 In addition to such royalty the Lessee shall also pay to the State all such amounts as may from time to time become owing by the Lessee to the State in terms of any tax imposed on the profits realised by the Lessee on the exploitation of precious stones within the lease area, and in this regard the royalty referred to in clause 4.1 shall for the purposes of calculating the income tax liability of the Lessee constitute expenditure actually incurred in the production of the Lessee's income and profits.

5.    LESSEE'S OBLIGATIONS

5.1 The Lessee shall at all times during the lease period punctually comply with the requirements of all applicable legislation as well as all conditions to which any prospecting permit or mining authorisation held by the Lessee may be subject.

5.2 The Lessee shall in particular carry out all prospecting work and all mining operations within the lease area in accordance with such programmes as may from time to time form the basis upon which any mining authorisation may be granted to the Lessee.

5.3 The Minister and/or any official authorized thereto by him shall be entitled at all times to enter the lease area in order to ascertain whether or not the provisions of this agreement are being complied with by the Lessee.

5.4 The Lessee shall at all times exercise the Lessee's rights under this agreement in a manner which shall ensure:

5.4.1 That the precious stones potential within the lease area shall be investigated in a reasonably systematic manner and that any viable deposits of precious stones shall be included in the Lessee's (or, as the case may be, the Lessee's contractor's) mining plan, unless it is not reasonably possible to do so;

5.4.2 That the optimal exploitation, processing and utilisation of precious stones within the lease area is achieved;

5.4.3 That sufficient provision is made for the safety and health of persons involved in the Lessee's operations or who may otherwise lawfully enter or be upon the lease area; and

5.4.4 That the utilisation and rehabilitation of the surface of the lease area during and after prospecting and mining operations is conducted in an orderly manner.

6.   RECORDS AND RETURNS

6.1 The Lessee shall at all times during the lease period keep all such books, plans and records as may reasonably be required by the Minister in order to enable a proper record of the Lessee's activities within the lease area to be kept.

6.2 All such books, plans and records shall be kept available for inspection by the Minister at all reasonable times.

6.3 At the end of each financial year of the Lessee, the Lessee shall promptly submit to the Regional Director an annual report and a complete audited financial and production return in respect of prospecting and mining operations within the lease area, together with such other reports as may from time to time be required by the Minister.

7.   INDEMNITY

     The Lessee hereby indemnifies the State against all claims against the State arising out of the damage or loss of any assets or the injury or death of any person as a result of the prospecting or mining operations of the Lessee within the lease area during the lease period.

                                                                          Page 8
8.   CANCELLATION BY THE STATE

8.1 If the Lessee fails punctually to comply with any provisions of this agreement, in particular the Lessee's obligations relating to optimal exploitation of precious stones within the lease area, and if the Lessee falls to remedy such breach of contract within 30 (Thirty) days after receipt of a written demand for proper performance (or within such longer period following such demand as the Lessee may under the circumstances prove to be reasonable and which may be acceptable to the Minister), the Minister shall be entitled to cancel the lease of the State's rights to precious stones within the lease area by means of written notice to the Lessee.

8.2 Notwithstanding such cancellation by the Minister, the Lessee shall remain liable to comply with all the unfulfilled obligations of the Lessee in terms of this agreement and in terms of any prospecting permit or mining authorisation which the Lessee may hold in respect of the lease area, in particular the Lessee's obligations regarding safety and rehabilitation.

9.   PROHIBITION ON CESSION

9.1 The Lessee shall not under any circumstances be entitled without the prior written consent of the Minister to cede any of the Lessee's rights under this agreement.

9.2 The Lessee shall however be entitled to appoint such independent contractors to carry out such work within the lease area as the Lessee may from time to time in the Lessee's sole discretion determine.

9.3 Without derogating in any way from any of the rights granted to the Lessee under this agreement, the Minister hereby grants to every contractor nominated in writing by the Lessee for such purposes and subject always to the provisions of clause 9.4;

9.3.1 The consent referred to in section 6(3) of the Act to prospect the lease area for precious stones on the contractor s own account; and

9.3.2 The consent referred to in section 9(2) of the Act within the lease area on such contractor's own account and to dispose thereof.

                                                                          Page 9
9.4     The parties record and agree that:

9.4.1 The consent of the Minister reflected in clause 9.3 has been furnished in order to enable the Lessee to appoint independent contractors to conduct prospecting and mining operations within the lease area;

9.4.2 Such contractors' shall conduct such operations at their sole risk and expense;

9.4.3 All such contractors' shall bear full responsibility for due compliance with the requirements of the Act;

9.4.4 All such contractors' shall accordingly for the duration of their contracts with the Lessee be required to hold such prospecting permits or mining authorisations which may be issued from time to time in their own names; and

9.4.5 The consent of the Minister furnished in terms of clause 9.3 above in respect of a contractor shall lapse in so far as such contractor is concerned on the date upon which the appointment of such contractor is terminated by the Lessee.

10.  PRE-EMPTIVE RIGHTS

10.1 The Minister undertakes that the following conditions shall be met before the State during the currency of the lease period sells or otherwise alienates any of the State's rights to minerals including precious stones within the lease area to any person other than the
        Lessee:

10.1.1 The Minister shall deliver to the Lessee a written offer in terms of which the State offers to sell or otherwise alienate the minerals concerned on the conditions and at the price (expressed in South African currency) reflected in the written offer;

10.1.2  The offer shall be duly signed on behalf of the State;

10.1.3 The Lessee shall be afforded a period of 90 (Ninety) days after receipt of such written offer to accept the offer by means of written notice to this effect given to the Minister;

10.1.4 If the Lessee rejects the State's offer or fails to accept the State's offer within the period of 90 (Ninety) days referred to above, then the State shall be entitled within a further period of 60 (Sixty) days to sell or alienate such mineral rights to any third party on precisely the same conditions and at the same price as were reflected in the State's offer to the Lessee; and

10.1.5 If the State does not conclude a valid written agreement with a third party for the sale or the alienation of the mineral rights concerned within the period of 60 (Sixty) days referred to above, or if such agreement is concluded but subsequently materially amended or canceled, then the pre-emptive rights of the Lessee shall revive and the State shall once again be obliged to comply with the above conditions before any of the said mineral rights are sold or otherwise alienated to any third party.

10.2 The State guarantees that, should any of the State's mineral rights within the lease area be sold or alienated to any third party after the Lessee has been afforded an opportunity to acquire such mineral rights on the same conditions, the alienation of such mineral rights shall be rendered subject to all the terms and conditions of this agreement and in particular subject to the pre-emptive rights of the Lessee as set out above.

11.  FORMALITIES

     The State undertakes from time to time and whenever requested to do so by the Lessee to take all such steps and sign all such documents as may be required by the Lessee in order to enable the Lessee to exercise the Lessee's rights under this agreement during the lease period.

12.  DOMICILIA AND NOTICES

       The parties appoint the following addresses as their respective domicilia citandi et executandi for all purposes under this agreement:

                                                                         Page 11
        The Minister: The office of the Regional Director
                      Department of Mineraland Energy Affairs
                      Northern Cape Region
                      Public Offices
                      Knight Street
                      KIMBERLEY
                      8301

        The Lessee:   The offices of Deloitte & Touche
                      First Floor
                      Permanent Building
                      Jones Street
                      KIMBERLEY
                      8301

12.2 The domicilium of a party may be changed by such party to any other physical address within the Republic of South Africa provided that not less than 21 (twenty one) days prior written notice of such change is given to the other party.

12.3 Any written notice or communication between the parties which is addressed to the following postal address of the addressee shall be deemed to have been received by the addressee on the seventh business day following the date upon which such notice was tendered to the postal authorities for posting by prepaid registered post to:

        The Minister: The Regional Director
                      Department of Mineral and Energy Affairs
                      Northern Cape Region
                      Private Bag X6093
                      KIMBERLEY
                      8300

        The Lessee:   c/o Deloitte & Touche
                      P O Box 338
                      KIMBERLEY 9301
                      8300

12.4 The postal address of a party may be changed by such party to any other postal address in South Africa (excluding a poste restante) provided that not less than 21 (twenty one) days prior written notice of such change is given to the other party.

12.5 For the purposes of the above provisions relating to changes of address, the expression "business day" shall mean all days excluding Saturdays, Sundays and public holidays only.

13.  MISCELLANEOUS

13.1 This document records the entire agreement between the parties and replaces all prior agreements or arrangements between them relating to the matters dealt with in this agreement.

13.2 No further agreement purporting to amend or cancel this agreement and no waiver by a party of any rights under this agreement shall be valid unless reduced to writing and signed by both parties.

13.3 No indulgence, concession or extension of time which may be permitted by a party shall be capable of prejudicing the rights of such party under this agreement.

13.4 The parties acknowledge in favour of each other that no warranties or representations material to the provisions of this agreement which are not expressly recorded in this document have been made or given by or on behalf of either party.

13.5 Clause headings are inserted for the sake of convenience only and shall be ignored in the interpretation of this agreement.

  14.  COSTS

       All costs incurred by the Lessee in connection with the negotiation and finalisation of this agreement shall be borne by the Lessee.

THUS DONE AND EXECUTED at KIMBERLEY aforesaid, on the day, month and year first aforewritten in the presence of the undersigned Witnesses, and of me, the Notary.

AS WITNESSES:

1. ^^                                   /s/^^
                                        -------------------------------------
                                        qq The Minister

2. ^^
                                        /s/ ^^
                                        -------------------------------------
                                        qq The Lessee


                                        /s/ ^^
                                        -------------------------------------
                                        qq The Lessee



                            QUOD ATTESTOR,



                              NOTARY

                                                                             DA2

                           REPUBLIC OF SOUTH-AFRICA
                   DEPARTMENT OF MINERAL AND ENERGY AFFAIRS
                      TEMPORARY AUTHORISATION TO CONTINUE            [DATE
                               MINING OPERATIONS                      STAMP
                                                                      APPEARS
                       (Minerals Act, 1991 : section 10               HERE]

                                                                Office datestamp


                      ------------------------
Permit No.           |  T 98/93               |
                      ------------------------
Office reference     |  NC 5/3/2/275          |
                      ------------------------

Temporary Authorization is hereby granted in terms of and subject to the provisions of the Minerals Act, 1991, to (full name)
 ------------------------------------------------------------------------------
|  Lama Minerals CC
 ------------------------------------------------------------------------------
Identity or registration number          |  |  |  |  |  |  |  |  |  |  |  |  |
                                         --------------------------------------
(hereinafter referred to as "the holder")

              -----------------------------------------------------------------
of (address) |  Pa Duncan & Rothman
              -----------------------------------------------------------------
             |  P O Box 64
              -----------------------------------------------------------------
             |  KIMBERLEY
              -----------------------------------------------------------------
             |  8300
              -----------------------------------------------------------------
to continue with mining operation for (name of mineral)     |     Diamonds
 ------------------------------------------------------------------------------
|                                                | on (full name of farm and
 ------------------------------------------------------------------------------
subdivision)    |   Remaining Extent of the farm
 ------------------------------------------------------------------------------
|
 ------------------------------------------------------------------------------
No.  |   293   |  Magisterial District | Barkly-West  | Region | Northern Cape
      ---------                         ---------------------------------------
This temporary permission may at any time and without disclosure of reasons be withdrawn.

The holder will not be entitled to any compensation from this Department for costs incurred to temporarily continue his workings.

This temporary authorization is valid until a mining authorisation is issued or refused.

SIGNED AT KIMBERLEY ON THIS 6TH DAY OF JANUARY 1994



                               Regional Director       /s/ ^^??
                                                ......................